                                                                  Exhibit 10.13

THIS WARRANT WAS ORIGINALLY ISSUED ON MARCH 30, 1994 AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAW. THE TRANSFER OF THIS WARRANT IS SUBJECT TO CERTAIN RIGHTS OF FIRST OFFER, RESTRICTIONS ON TRANSFER, VOTING AGREEMENTS AND OTHER CONDITIONS SPECIFIED IN THE AMENDED AND RESTATED STOCKHOLDERS AGREEMENT DATED AS OF DECEMBER 28, 1990, AS AMENDED FROM TIME TO TIME, AMONG THE ISSUER (THE "COMPANY") AND CERTAIN INVESTORS OF THE COMPANY, AND THE COMPANY RESERVES THE RIGHT TO REFUSE THE TRANSFER OF THIS WARRANT UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED WITH RESPECT TO SUCH TRANSFER. A COPY OF SUCH CONDITIONS SHALL BE FORWARDED BY THE COMPANY TO THE HOLDER UPON WRITTEN REQUEST AND WITHOUT CHARGE.

          THIS WARRANT SHALL BE VOID AFTER 5:00 P.M. CONNECTICUT TIME
                     ON THE EXPIRATION DATE OF THIS WARRANT

                                                                  _______ SHARES

                                                                  March 30, l994


                      FORM OF WARRANT FOR THE PURCHASE OF
                   CLASS A COMMON STOCK, PAR VALUE $.01 SHARE

                       CARDMEMBER PUBLISHING CORPORATION
             (Incorporated Under the Laws of the State of Delaware)

                  This is to certify that, for value received, _________ or its registered assigns (the "Holder") is entitled to purchase, subject to the terms and conditions hereinafter set forth during the period specified in Paragraph 1 below, an aggregate of shares of Class A Common Stock, par value $.01 per share (the "Class A Common"), of CARDMEMBER PUBLISHING CORPORATION (hereinafter called the "Corporation") at the purchase price of $26.07 per share, as may be adjusted pursuant to the term set forth herein (the "Purchase Price"), and to receive, and the Corporation shall issue, a certificate or certificates for the shares of Class A Common so purchased, upon presentation and surrender to the Corporation of this Warrant with the form of Subscription duly executed and accompanied by payment by certified or cashier's check (or in the manner described in Section 15 hereof) of the Purchase Price for the shares of Class A Common at the Purchase Price per share of Class A Common for the number of shares of Class A Common purchased. The purchase rights represented by this Warrant are exercisable at the option of the registered owner hereof, at any time or from time to time in whole or in part, subject to the terms and conditions set forth herein.

                  This Warrant is issued pursuant to, and is subject to the terms and conditions of, that certain Securities Purchase Agreement, dated as of March 30, 1994 (the "Securities Purchase Agreement"), among the Corporation, the original Holder and the holders of the other warrants to purchase shares of Class A Common (the "Other Warrants") issued by the Corporation pursuant to the Securities Purchase Agreement. Pursuant to the Securities Purchase Agreement, the Corporation also issued its convertible promissory notes (the "Notes") to the Holder and the holders of the Other Warrants. This Warrant and the Other Warrants are sometimes collectively referred to herein as the "Warrants".

                  1. Exercise of Warrant. The rights hereunder to purchase shares of Class A Common shall be exercisable by the Holder immediately upon the issuance hereof for a period of five (5) years from the date hereof (the "Expiration Date"). The Corporation shall provide the Holder with notice that this Warrant shall expire on the Expiration Date and such notice shall be given to the Holder no more than sixty (60) and no less than thirty (30) days prior to the Expiration Date. In the event the Holder shall purchase less than the maximum number of shares of Class A Common purchasable upon the exercise of this Warrant, the Corporation shall issue to the Holder a new warrant of like tenor to this Warrant for the balance of the shares of Class A Common.

                  2. Stock To Be Fully Paid. The Corporation covenants and agrees that all shares of Class A Common which may be delivered upon the exercise of this Warrant will, upon delivery, be fully paid and non-assessable and free from all taxes, liens and charges with respect to the purchase thereof hereunder.

                  3. Adjustment of Price and Number of Shares Purchasable. The number of shares of Class A Common purchasable upon the exercise of this Warrant and the Purchase Price shall be subject to adjustment from time to time as set forth herein. No fractional shares of Class A Common or script representing fractional shares of Class A Common shall be issued upon the exercise of this Warrant, but the Corporation shall pay to the Holder upon the exercise of this Warrant an amount in cash equal to the Fair Market Value (as defined in paragraph 15) of that portion of a share of Class A Common.

                  4. Reservation of Shares. The Corporation agrees at all tines to reserve or hold available a sufficient number of shares of Class A Common to cover the number of shares of Class A Common issuable upon the exercise of this and all other warrants to purchase shares of Class A Common outstanding from the date of this Warrant. The Corporation agrees at all times to reserve or hold available a sufficient number of shares of Class B Common Stock, par value $.01 per share (the "Class B Common") into which the Class A Common is convertible.

                  5. Voting Rights and Dividends. This Warrant shall not entitle the Holder to any voting rights or other rights or obligations as a shareholder of the

Corporation, or to any other rights whatsoever except the rights and obligations herein expressed and as are set forth herein and as set forth in the Securities Purchase Agreement, and no dividends shall be payable or accrue in respect of this Warrant or the interest represented hereby or the shares of Class A Common purchasable hereunder until or unless, and except to the extent that, this Warrant shall be exercised.

                  6.       Adjustments to Purchase Price for Diluting Issues:

                           (i)      Special Definitions. For purposes of this
Section 6, the following definitions shall apply:

                                    (1)      "Common Stock" shall mean the Class
A Common and the Class B Common.

                                    (2)      "Original Issue Date" shall mean
the date on which this Warrant is issued as identified on the face of this Warrant.

                                    (3)      "Preferred Stock" shall mean any
series of preferred shares of capital stock issued by the Corporation and shall include the Series A Preferred Stock, par value $.01 per share (the "Series A Preferred") , the Series B Preferred Stock, par value $.01 per share (the "Series B Preferred"), the Series C Preferred Stock, par value $.01 per share (the "Series C Preferred"), the Series D preferred Stock, par value $.01 per share (the "Series D Preferred"), the Series E Preferred Stock, par value $.01 per share (the "Series E Preferred"), and the Series F Preferred Stock, par value $.01 per share (the "Series F Preferred").

                                    (4)      "Option" shall mean rights, options
or warrants to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities.

                                    (5)      "Convertible Securities" shall mean
any evidences of indebtedness, shares (other than Common Stock and Preferred Stock) or other securities directly or indirectly convertible into or exchangeable for Common Stock.

                                    (6)      "Additional Shares of Common Stock"
shall mean all shares of Common Stock issued (or, pursuant to Section 6(iii), deemed to be issued) by the Corporation after the Original Issue Date, other than shares of Common Stock issued or issuable:

                                             (A)      Upon the conversion of
shares of Preferred Stock, upon the conversion or upon the exercise of the Warrant or Other Warrants;

                                             (B)      To officers, directors or
employees of, or consultants to, the Corporation pursuant to a stock purchase or option plan or other employee stock incentive program (collectively, the "Plans") approved by the Board of Directors in an amount not to exceed one hundred twelve thousand (112,000) shares of Class B Common (including all outstanding options to purchase Class B Common and Class B Common issued pursuant to the Plans);

                                             (C)      Upon exercise of the
warrant issued to Brown Brothers Harriman to purchase an aggregate of no more than 20,000 shares of Common Stock for an exercise of price of not less than $15 per share but only to the extent such warrant is issued on or before September 30, 1994 in connection with a new credit facility of not less than $6 million by Brown Brothers Harriman;

                                             (D)      Upon conversion of shares
of the Class A Common; or

                                             (E)      By way of dividend or
other distribution on shares of Common Stock excluded from the definition of Additional Shares of Common Stock by the foregoing clauses (A), (B), (C), (D) or this clause (E) or on shares of Common Stock so excluded.

                           (ii)     No Adjustment of Purchase Price.  No
adjustment in the number of shares of Class A Common purchasable upon the exercise of this Warrant shall be made, by adjustment in the Purchase Price for such shares of Class A Common in respect of the issuance of Additional Shares of Common Stock or otherwise, unless the consideration per share for an Additional Share of Common Stock issued or deemed to be issued by the Corporation is less than the Purchase Price in effect on the date hereof, and immediately prior to, the issue of such Additional Share of Common Stock.

                           (iii)    Issue of Securities Doped Issue of
Additional Shares of Common Stock.

                                    (1)      Options and Convertible Securities.
In the event the Corporation at any time or from time to time after the Original Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment to such number) of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities and options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue, or in case such a record date shall have been fixed, as of the close of business on such record date, provided that Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Section 6(v) hereof) of such Additional Shares of Common Stock would be less than the Purchase Price in effect on the date of and immediately prior to such issue, or such record date, as the case may be, and provided further that in any such case in which Additional Shares of Common Stock are deemed to be issued:

                                             (A)      No further adjustment in
the Purchase Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

                                             (B)      If such Options or
Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase or decrease in the consideration payable to the Corporation, or increase or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Purchase Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

                                             (C)      Upon the expiration of any
such Options or any rights of conversion or exchange under such Convertible Securities which shall not have been exercised, the Purchase Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration, be recomputed as if:

                                                      (I)      In the case of
Convertible Securities or Options for Common Stock the only Additional Shares of Common Stock issued were the shares of Common Stock, if any, actually issued upon the exercise of such options or the conversion or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by the Corporation for the issue of all such Options, whether or not exercised, plus the consideration actually received by the Corporation upon such exercise, or for the issue of all such Convertible Securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by the Corporation upon such conversion or exchange, and

                                                      (II)     in the case of
options for Convertible Securities only the Convertible Securities, if any, actually issued upon the exercise thereof were issued at the time of issue of such Options, and the consideration received by the corporation for the Additional Shares of Common Stock deemed to have been then issued was the consideration actually received by the Corporation for the issue of all such options, whether or not exercised, plus the consideration deemed to have been received by the Corporation (determined pursuant to Section 6(v)) upon the issue of the Convertible Securities with respect to which such Options were actually exercised;

                                             (D)      No readjustment pursuant
to clause (B) or (C) above shall have the effect of increasing the Purchase Price to an amount which exceeds the lower of (i) the Purchase Price on the original adjustment date, or (ii) the Purchase Price that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date;

                                             (E)      In the case of any options
which expire by their terms not more than 30 days after the date of issue thereof, no adjustment of the Purchase Price shall be made until the expiration or exercise of all such Options, whereupon such adjustment shall be made in the same manner provided in clause (C) above; and

                                             (F)      If such record date shall
have been fixed and such Options or Convertible Securities are not issued on the date fixed therefor, the adjustment previously made in the Purchase Price which became effective on such record date shall be canceled as of the close of business on such record date, and thereafter the Purchase Price shall be adjusted pursuant to this subparagraph 6(iii) as of the actual date of their issuance.

                                    (2)      Stock Dividends,  Stock
Distributions and Subdivisions. In the event the Corporation at any time or from time to time after the Original Issue Date shall declare or pay any dividend or make any other distribution on the Common Stock payable in Common Stock, of effect a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in Common Stock), then and in any such event, Additional Shares of Common Stock shall be deemed to have been issued:

                                             (A)      In the case of any such
dividend or distribution, immediately after close of business on the record date for the determination of holders of any class of securities entitled to receive such dividend or distribution, or

                                             (B)      In the case of any such
subdivision, at the close of business on the date immediately prior to the date upon which such corporate action becomes effective.

                                    If such record date shall have been fixed
and such dividend shall not have been fully paid on the date fixed therefor, the adjustment previously made in the Purchase Price which became effective on such record date shall be canceled as of the close of business on such record date, and thereafter the Purchase Price shall be adjusted pursuant to this subparagraph 6(iii) as of the time of actual payment of such dividend.

                           (iv)     Adjustment of Purchase Price Upon Issuance
of Additional Shares of Common Stock. In the event the Corporation shall issue or shall be deemed to issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 6(iii), but excluding Additional Shares of Common Stock issued pursuant to Section 6(iii)(2), which event is dealt with in Section 6(vi) hereof, without consideration or for a consideration per share less than the Purchase Price in effect on the date of and immediately prior to such issue, then and in such event such Purchase Price shall be reduced, concurrently with such issue in order to increase the number of shares of Class A Common purchasable upon exercise of this Warrant, to a price determined by multiplying such Purchase Price by fraction (x) the numerator of which shall be (1) the number of shares of Class A Common outstanding immediately prior to such issue (including shares of Class A Common issuable upon conversion of any outstanding Preferred Stock or Convertible Securities or upon exercise of any outstanding Options), plus (2) the number of shares of Class A Common which the aggregate consideration received by the Corporation for the total number of Additional Shares of Common Stock so issued would purchase at such Purchase Price, and (y) the denominator of which shall be
(1) the number of shares of Class A Common outstanding immediately prior to such issue (including shares of Class A Common issuable upon conversion of any outstanding Preferred Stock or Convertible Securities or upon exercise of any outstanding Options), plus (2) the number of such Additional Shares of Common Stock so issued.

                           (v)      Determination of Consideration.  For
purposes of this Section 6(v), the consideration received by the Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

                                    (1)      Cash and Property:  Such
consideration shall:

                                             (A)      Insofar as it consists of
cash, be computed at the aggregate amount of cash received by the Corporation excluding amounts paid or payable for accrued interest or accrued dividends;

                                             (B)      Insofar as it consists of
property other than cash, be computed at the fair value thereof at the time of such issue, as determined in good faith by the Board of Directors; and

                                             (C)      In the event Additional
Shares of Common Stock are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses
(A) and (B) above, as determined in good faith by the Board of Directors.

                                    (2)      Options and Convertible Securities.
The Consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Section 6(iii)(1), relating to Options and Convertible Securities, shall be determined by dividing:

                                             (x)      The total amount, if any,
received or receivable by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

                                             (y)      The maximum number of
shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such options or the conversion or exchange of such Convertible Securities.

                           (vi)     Adjustment for Dividends, Distributions,
Subdivisions, Combinations or Consolidation of Common Stock.

                                    (1)      Stock Dividends, Distributions or
Subdivisions. In the event the Corporation shall issue Additional Shares of Common Stock pursuant to Section 6(iii) (2) in a stock dividend, stock distribution or subdivision, the Purchase Price in effect immediately prior to such stock dividend, stock distribution or subdivision shall, concurrently with the effectiveness of such stock dividend, stock distribution or subdivision, be proportionately decreased.

                                    (2)      Combinations or Consolidations.
In the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Purchase Price in effect immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

                           (vii)    Adjustment for Merger or Reorganization.
etc. In case of any recapitalization, reorganization, reclassification, consolidation, merger or the conveyance of all or substantially all of the assets of the Corporation pursuant to which the holders of Common Stock are entitled to receive (either directly or on subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock (an "Organic Change"), the Holder of this Warrant shall thereafter have the right to acquire and receive, in lieu of or in addition to (as the case may be) the shares of Class A Common purchasable upon the exercise of this Warrant, such shares of stock, securities or assets as such Holder would have received if such Holder had purchased shares of Class A Common immediately prior to such organic Change. In each such case, the Corporation shall also make appropriate provisions to insure that the Holder of this Warrant upon the exercise of this Warrant may purchase at the Purchase Price that number of shares of stock or other securities or property to which a holder of the number of shares of

Class A Common of the Corporation deliverable upon exercise of this Warrant would have been entitled upon such consolidation, merger or conveyance and that appropriate adjustment (as determined by the Board of Directors) shall be made in the application of the provisions herein set forth with respect to the rights and interest thereafter of the Holder or of holders of warrants to purchase shares of Class A Common, to the end that the provisions set forth herein (including provisions with respect to changes in and other adjustments of the Purchase Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the exercise of this Warrant. The Corporation shall not effect any such organic Changes unless prior to the consummation thereof, the successor entity (if other than the Corporation) assumes by written instrument the obligations set forth herein.

                  7. Notice of Change. Upon the happening of any event requiring an adjustment of the Purchase Price per share of Class A Common set forth in this Warrant, the Corporation shall forthwith give written notice thereof to the Holder of this Warrant stating such adjusted Purchase Price and the adjusted number of shares of Class A Common purchasable upon the exercise of this Warrant resulting from such event, and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. The Board of Directors of the Corporation shall determine the computation made hereunder in accordance with the terms of this Warrant.

                  8. Dissolution Provisions and Notice. In case any voluntary or involuntary dissolution, liquidation or winding up of the Corporation shall at any time be proposed, the Corporation shall give at least twenty (20) days prior written notice thereof to the Holder stating the date on which such event is to take place and the date (which shall be at least twenty
(20) days after the giving of such notice) as of which the holders of shares of Class A Common of record shall be entitled to exchange their shares of Class A Common for securities or other property deliverable upon such dissolution, liquidation or winding up (on which date, in the event such dissolution, liquidation or winding up shall actually take place, this Warrant and all rights with respect hereto shall terminate). Notices pursuant to this paragraph shall be given by first class mail, postage prepaid, addressed to the Holder of this Warrant at the address of such Holder appearing in the records of the Corporation.

                  For the purposes of this Paragraph 8, the merger or Consolidation of the Corporation into or with another entity or entities in which the Corporation shall not survive, or the sale or transfer of all or substantially all the assets of the Corporation, or a merger in which the Corporation is the survivor but its Common Stock is exchanged for stock, securities or property of another entity, or a merger in which the Corporation is the survivor but the holders of the Corporation's outstanding capital stock possessing the voting power (under ordinary circumstances) to elect a majority of the Corporation's board of directors immediately prior to the merger do not continue to own the Corporation's outstanding capital stock possessing the voting power under ordinary circumstances) to elect a majority of the Corporation's board of directors immediately after the merger, shall be deemed to be a liquidation, dissolution and winding up of the Corporation. The Holder shall have the right to elect the benefits of either this Paragraph 8 or Paragraph 6(vii) in connection with any such merger, consolidation or sale of assets.

                  9. Title. This Warrant is issued subject to the condition, and every Holder of this Warrant by accepting the same agrees with every subsequent Holder of this Warrant and with the Corporation, that title to this Warrant and all rights hereunder shall be transferable by delivery of this Warrant duly endorsed, subject to paragraph 10 below, and the Corporation and all persons dealing with this Warrant may treat the registered Holder of this Warrant, or when this Warrant is presented duly endorsed in blank or endorsed to a specified person, the Corporation and all persons dealing with this Warrant may treat that holder or person, as the Holder hereof for all purposes, any notice to the contrary notwithstanding.

                  10. Covenants. The above provisions are subject to the following:

                           This Warrant and the shares of Class A Common
purchasable upon exercise of this Warrant have not been registered under the Securities Act of 1933, as amended (the "Act"). This Warrant has been issued for investment purposes only and is not intended to be distributed or resold, and the Holder of this Warrant may not pledge, hypothecate, grant a security interest in or otherwise transfer this Warrant or any shares of Class A Common purchased upon the exercise of this Warrant without an effective registration statement for such Warrant or such shares of Class A Common or an opinion of counsel for the Corporation that registration of this Warrant or such shares of Class A Common is not required under the Act. Any shares of Class A Common issued upon the exercise of this Warrant shall bear the following legend:

                  The securities represented by this certificate were originally issued on March 30, 1994 and have not been registered under the Securities Act of 1933, as amended, or under any state securities law. The transfer of the securities represented by this certificate is subject to certain rights of first offer, restrictions on transfer, voting agreements and other conditions specified in the Amended and Restated Stockholders' Agreement dated as of December 28, 1990, as amended from time to time, among the issuer (the "Company") and certain investors of the Company, and the Company reserves the right to refuse the transfer of such securities until such conditions have been fulfilled with respect to such transfer. A copy of such conditions shall be forwarded by the Company to the holder upon written request and without charge.

                  11. Absolute Ownership. The Corporation may deem and treat the registered Holder of this Warrant at any time as the absolute owner hereof for all purposes and shall not be affected by any notice to the contrary.

                  12. Investment Letter. Upon exercise of this Warrant, as a condition precedent to the Corporation's obligation to issue shares pursuant hereto, the Holder of this Warrant shall execute an investment letter reasonably satisfactory to counsel for the Corporation and deliver such investment letter to the Corporation.

                  13. Governing Law. This Warrant shall be governed by, and construed in accordance with, the laws of the State of Delaware.

                  14. Amendments. The provisions of this Warrant and the other Warrants may be amended, and the Corporation may take any action herein prohibited or omit to perform any act herein required to be performed by the Corporation, only if the Corporation has obtained the written consent of the holders of Warrants representing at least sixty-six and two-thirds percent (66-2/3%) of the number of shares of Class A Common purchasable upon the exercise of the outstanding Warrants.

                  15. Alternative Method of Payment of Purchase Price. Upon the Holder's exercise of this Warrant to purchase shares of Common Class A, in addition to payment of the Purchase Price by certified or cashiers check as set forth in this Warrant, the Holder shall have the right to pay the Purchase Price by surrendering to the Corporation (a) a Note or Notes having an outstanding principal amount and accrued and unpaid interest equal to such Purchase Price,
(b) Preferred Stock of the Corporation having a liquidation value and accrued and unpaid dividends equal to such Purchase Price, or (c) other securities of the Company (including shares of Class A Common issuable upon exercise of this Warrant) having a Fair Market Value equal to such Purchase Price; provided, however, that the maximum number of shares of Class A Common so purchased shall not exceed the number of shares of Class A Common purchasable hereunder. For purposes of this Warrant, the term "Fair Market Value" shall mean the price at which a willing seller would sell and a willing purchaser would purchase in an arm's-length transaction, neither being under any compulsion to sell or purchase. Fair Market Value shall be determined jointly by the Company and the holders of Warrants representing a majority of the Class A Common purchasable upon exercise of all outstanding Warrants (the "Majority Holders"); provided that if such parties are unable to reach agreement within a reasonable period of time, such Fair Market Value shall be determined by an appraiser jointly selected by the Company and the Majority Holders, which determination will be final and binding on the Company and all holders of Warrants. The fees and expenses of such appraiser will be paid by the Company.

                              *     *     *     *

         IN WITNESS WHEREOF, The Corporation has caused this Warrant to be executed and attested by its duly authorized officers and has caused its corporate seal to be hereunder affixed.

                               CARDMEMBER PUBLISHING CORPORATION



                               By:
                                  ----------------------------------------
                                     Gary Johnson
                                     President

ATTEST:



- ---------------------------------
Thomas St. Denis
Secretary

                       CARDMEMBER PUBLISHING CORPORATION

                                  SUBSCRIPTION

                   To Be Signed Only Upon Exercise of Warrant

TO:      CARDMEMBER PUBLISHING CORPORATION
         655 Washington Blvd., Suite 806
         STAMFORD, CONNECTICUT 06901


                  The undersigned, the Holder of the within Warrant, hereby irrevocably elects to exercise the rights represented by this Warrant for the purchase of, and to purchase thereunder, _______ shares of Class A Common Stock of CARDMEMBER PUBLISHING CORPORATION, and herewith makes payment of $________ theretofore, and requests that the certificates for such shares of Class A Common Stock be issued in the name of and be delivered to ________________________, whose address is _______________ and whose shares of
Class A Common Stock shall be less than all of the shares of Class A Common Stock purchasable hereunder, that a new Warrant of like tenor for the balance of the shares of Class Common Stock purchasable hereunder be delivered to the undersigned.


Dated:    ________________________



                                                ________________________________
                                                Name:
                                                Title: